Exhibit 1.01
SOUTH CAROLINA ELECTRIC & GAS COMPANY
$425,000,000 First Mortgage Bonds, 4.10% Series due June 15, 2046
$75,000,000 First Mortgage Bonds, 4.50% Series due June 1, 2064

UNDERWRITING AGREEMENT

June 8, 2016
BB&T Capital Markets,
a division of BB&T Securities, LLC
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA), Inc.
TD Securities (USA) LLC
UBS Securities LLC
Wells Fargo Securities, LLC
Each individually and acting as Representatives for
the Underwriters named in Schedule A hereto

c/o    BB&T Capital Markets,
a division of BB&T Securities, LLC
901 East Byrd Street
Suite 300
Richmond, Virginia 23219

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Mitsubishi UFJ Securities (USA), Inc.
1221 Avenue of the Americas, 6th Floor
New York, New York 10020

TD Securities (USA) LLC
31 West 52nd Street
New York, New York 10019
UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019

Wells Fargo Securities, LLC
550 South Tryon Street
Charlotte, North Carolina 28202

Ladies and Gentlemen:

The undersigned South Carolina Electric & Gas Company, a South Carolina corporation (the “Company”), addresses you as the representatives (the “Representatives”) of each of the persons, firms and corporations listed in Schedule A hereto (the “Underwriters”).

The term “Representatives” as used herein shall be deemed to mean the firm(s) and/or corporation(s) addressed hereby. If there is only one firm or corporation to which this Underwriting Agreement (the “Agreement”) is addressed, such term shall be deemed to mean such firm or corporation. If there are any Underwriters in addition to yourselves, you represent that you have been authorized by each of the Underwriters to enter into this Agreement on their behalf and to act for them in the manner herein provided in all matters relating to carrying out the provisions of this Agreement. If there are no Underwriters other than yourselves, the term “Underwriters” shall be deemed to mean the Representatives. All obligations of the Underwriters hereunder are several and not joint.

The Company hereby confirms its agreement with the several Underwriters as follows:

1.    Description of the Bonds. The Company has authorized the issuance and sale of $425,000,000 aggregate principal amount of its First Mortgage Bonds, 4.10% Series due June 15, 2046 (the “2046 Bonds”) and $75,000,000 aggregate principal amount of its First Mortgage Bonds, 4.50% Series due June 1, 2064 (the “2064 Bonds” and, collectively with the 2046 Bonds, the “Bonds”), to be issued under and secured by (i) the Indenture, dated as of April 1, 1993 (the “Indenture”), made by the Company to The Bank of New York Mellon Trust Company, N.A., successor to NationsBank of Georgia, National Association, as trustee (the “Trustee”), and (ii) three indentures supplemental thereto, dated as of June 1, 1993, June 15, 1993 and September 1, 2013, respectively, each from the Company to the Trustee (hereinafter called the “Supplemental Indentures” and the Indenture as so supplemented being hereinafter collectively referred to as the “Indenture as Supplemented”). The Bonds are being issued under the Indenture as Supplemented on the basis of property additions certified to the Trustee and made by the Company the basis for each such issuance. The Bonds shall be dated, shall mature, shall bear interest, shall be payable and shall otherwise conform to the description thereof to be contained in the Disclosure Package relating to the Bonds referred to in Section 2(c) hereof and the Prospectus relating to the Bonds referred to in Section 2(a) hereof and to the provisions of the Indenture as Supplemented. No amendment to the Indenture as Supplemented is to be made prior to the Closing Date hereinafter referred to unless said amendment is first approved by you.

2.    Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

(a)     The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-206629-01), filed on August 27, 2015, which contains a base prospectus (the “Base Prospectus”), to be used in connection with the public offering and sale of the Bonds. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, at each time of effectiveness under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Act”), including any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), is called the “Registration Statement.” Any preliminary prospectus supplement to the Base Prospectus that describes the Bonds and the offering thereof and is used prior to filing of the Prospectus is called, together with the Base Prospectus, a “preliminary prospectus.” The term “Prospectus” shall mean the final prospectus supplement relating to the Bonds, together with the Base Prospectus, that is first filed pursuant to Rule 424(b) after the date and time that this Agreement is executed and delivered by the parties hereto (the “Execution Time”). Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the Company’s Form 10-K for the year ended December 31, 2015, as amended through the Execution Time, and any other documents incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus (such Form 10-K, as so amended, and such other documents, collectively, the “Incorporated Documents”); any reference to any amendment or supplement to any preliminary prospectus or the Prospectus shall be deemed to refer to and include any Incorporated Documents filed after the date of such preliminary prospectus or Prospectus, as the case may be, under the Exchange Act, and incorporated by reference in such preliminary prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. All references in this Agreement to the Registration Statement, a preliminary prospectus, the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System or any successor system thereto (“EDGAR”).

(b)     The Registration Statement (i) is an “automatic shelf registration statement” as defined in Rule 405 under the Act and (ii) initially became effective not earlier than three years prior to the Closing Date, and the Company has not received any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act. The Registration Statement has been prepared by the Company in conformity with the requirements of the Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated thereunder (the “Trust Indenture Act”). On the most recent effective date of the Registration Statement and on the Closing Date, (i) the Registration Statement and Prospectus and any post-effective amendments or supplements thereto contained and will contain all statements and information that are required to be stated therein by the Act and the Trust Indenture Act and in all material respects, conformed and will conform to the requirements thereof; and (ii) neither the Registration Statement nor the Prospectus nor any post‑effective amendment or supplement thereto included or will include any untrue statement of a material fact or omitted or will omit to state any material fact that is required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing representations and warranties shall not apply to information contained in or omitted from the Registration Statement or Prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof, or to any statements in or omissions from the Statement of Eligibility on Form T-1 of the Trustee or to any information provided by The Depository Trust Company relating to the book-entry system of payments and transfers of the Bonds or the depository therefor set forth in the Registration Statement, the preliminary prospectus or the Prospectus, or any such amendment or supplement thereto, under the captions “Book-Entry System” or “Terms of the Bonds—Book-Entry System” (the “Book-Entry Information”). A copy of such Registration Statement and any amendments thereto heretofore filed (including all exhibits except those incorporated therein by reference) have heretofore been delivered to you. The Company will file with the Commission any preliminary prospectus and the Prospectus relating to the Bonds pursuant to Rule 424 under the Act.

(c)    The term “Disclosure Package” shall mean (i) the Base Prospectus, including any preliminary prospectus supplement, as amended or supplemented, (ii) the “issuer free writing prospectuses” as defined in Rule 433 of the Act (each, an “Issuer Free Writing Prospectus”), if any, identified in Schedule C hereto, (iii) any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package and (iv) the Final Term Sheet (as defined herein), which also shall be identified in Schedule C hereto. As of 4:00 p.m. (Eastern time) on the date of this Agreement (the “Applicable Time”), the Disclosure Package did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties shall not apply to information contained in or omitted from the Prospectus, including any preliminary prospectus supplement, or any such amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof, or to the Book-Entry Information.

(d)    The Company is a “well‑known seasoned issuer,” as defined in Rule 405 of the Act, with respect to primary offerings of non-convertible securities, other than common equity, as permitted by General Instruction I.B.2 to the Commission’s Form S-3.

(e)     (i) At the earliest time after the filing of the Registration Statement relating to the Bonds that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Act) of the Bonds and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 of the Act), without taking account of any determination by the Commission pursuant to Rule 405 of the Act that it is not necessary that the Company be considered an “ineligible issuer”.
(f)     Neither any Issuer Free Writing Prospectus nor the Final Term Sheet, as of their respective issue dates and at all subsequent times during the Prospectus Delivery Period (as defined herein) or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, included, includes or will include any information that conflicted, conflicts or will conflict with the information contained in the

Registration Statement, the Disclosure Package or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified. If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Disclosure Package or the Prospectus, the Company has promptly notified or will promptly notify the Representatives and has promptly amended or supplemented or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict.

(g)     The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Underwriters’ distribution of the Bonds, any written offering material in connection with the offering and sale of the Bonds other than a preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Representatives and included in Schedule C hereto or the Registration Statement.

(h)    The Incorporated Documents, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act at that time, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i)    The consolidated financial statements of the Company incorporated by reference in the Disclosure Package and the Prospectus fairly present the financial condition of the Company and its consolidated affiliates as of the dates indicated and the results of operations, cash flows and changes in common equity and comprehensive income for the periods therein specified; and said financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), applied on a consistent basis (except as otherwise noted in such financial statements) throughout the periods involved. Deloitte & Touche LLP, who have audited certain of such financial statements, as set forth in their report with respect to certain of such financial statements, are independent registered public accountants with respect to the Company as required by the Act. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package fairly presents the information called for in all material respects and is prepared in accordance with the Commission's rules and guidelines applicable thereto.

(j)    The Company has been duly organized and is validly existing as a corporation under the laws of the State of South Carolina; the Company has the corporate power and authority to own and operate the properties now or proposed to be owned by it and to carry on its business as now being or as proposed to be carried on by it, in each case as described in the Disclosure Package and the Prospectus; and the Company is duly licensed or qualified to do business as a foreign corporation in each jurisdiction which requires such licensing or qualification wherein it owns material properties or conducts material business. The Company has no subsidiaries.

(k)    This Agreement has been duly authorized, executed and delivered by the Company.

(l)    The Bonds have been duly authorized and, when duly executed, authenticated and issued as provided in the Indenture as Supplemented and delivered pursuant to this Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms and will be entitled to the security and benefits of the Indenture as Supplemented, will be secured equally and ratably with all other Bonds issued or to be issued under the Indenture as Supplemented, and will conform to the description thereof contained in the Disclosure Package and the Prospectus. The Indenture as Supplemented has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms and constitutes a valid and enforceable first mortgage lien upon the respective properties subject thereto (which properties constitute substantially all of the electric utility properties of the Company) subject only to Permitted Liens (as defined in the Indenture), and to liens, if any, existing or placed thereon at the time of acquisition thereof by the Company and permitted by the Indenture as Supplemented, and to minor defects and irregularities customarily found in properties of like size and character which do not materially impair the use of the property affected thereby in the operations of the business of the Company, and the Indenture as Supplemented conforms to the description thereof contained in the Disclosure Package and the Prospectus. Notwithstanding the foregoing, (i) the enforceability of the Bonds and the Indenture as Supplemented may be limited by the effect of certain laws and judicial decisions upon the remedies provided in the Indenture as Supplemented; however, such limitations do not render the Indenture as Supplemented invalid as a whole, and adequate rights and remedies nevertheless exist under the Indenture as Supplemented and applicable law for pursuit of a claim under the Bonds and for the practical realization of the security and principal legal benefits provided by the Indenture as Supplemented, and (ii) the enforceability of the Bonds and the Indenture as Supplements and the lien of the Indenture as Supplemented may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and by general equity principles.

(m)     Assuming compliance with the requirements of the Indenture as Supplemented and law, the Indenture as Supplemented will constitute a valid, binding and enforceable first mortgage lien (except to the extent that enforcement of such lien may be limited by the effect of certain laws and judicial decisions upon the remedies provided in the Indenture as Supplemented; however, such limitations do not render the Indenture as Supplemented invalid as a whole, and adequate rights and remedies nevertheless exist under the Indenture as Supplemented and applicable law for pursuit of a claim under the Bonds and for the practical realization of the security and principal legal benefits provided by the Indenture as Supplemented, and except as enforceability of such lien may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and by general equity principles) upon all property that is intended by the Indenture as Supplemented to be subject to the lien of the Indenture as Supplemented that is hereafter acquired by the Company, subject only (i) to Permitted Liens, (ii) to liens, if any, existing or placed thereon at the time of acquisition thereof by the Company and permitted by the Indenture as Supplemented, including the lien of any Class A Mortgage (as that term is defined in the Indenture as Supplemented) existing at the time of acquisition thereof, and (iii) to minor defects and irregularities customarily found in properties of like size and character which do not materially impair the use of the property affected thereby in the operations of the business of the Company.

(n)    Except as set forth in the Disclosure Package and the Prospectus, since the respective most recent dates as of which information is given in the Disclosure Package and the Prospectus (exclusive of any amendments or supplements after the date hereof), the Company has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, which are material to the Company, and there has not been any material change in the capital stock or long-term debt of the Company, or any material adverse change, or any development which the Company has reasonable cause to believe will involve a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, net worth or results of operations of the Company, from that set forth in the Disclosure Package and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) (a “Material Adverse Effect”).
(o)    Except as set forth in the Disclosure Package and the Prospectus, there is not pending or, to the knowledge of the Company, threatened, any action, suit or proceeding, to which the Company is a party, before or by any court or governmental agency or body, which might result in a Material Adverse Effect. There are no contracts or documents of the Company that are required to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations of the Commission thereunder that have not been so filed.

(p)    The Company holds good and marketable title in fee simple, except as otherwise stated in the Disclosure Package and the Prospectus, to all of the real property referred to therein as being owned by it, free and clear of all liens and encumbrances, except liens and encumbrances referred to in the Disclosure Package and the Prospectus (or reflected in the financial statements included therein) and liens and encumbrances which are not material in the aggregate and do not materially interfere with the conduct of the business of the Company and the properties referred to in the Disclosure Package and the Prospectus as held under lease by the Company are held by it under valid and enforceable leases with such exceptions as do not materially interfere with the conduct of the business of the Company.

(q)    Except as described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus, the Company has obtained all material licenses, permits, certificates, consents, orders, approvals and other authorizations from all federal, state and local governmental authorities, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except in each case where the failure to obtain licenses, permits, certificates, consents, orders, approvals and other authorizations, could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, and except as described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus, the Company has not received any notice of any proceeding relating to revocation or limitation or suspension of any such license, permit, certificate, consent, order, approval or other authorization, except in each case, for ordinary course renewals, and where such revocation or limitation or suspension could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(r)    The Company is not (i) in violation of its Restated Articles of Incorporation, as amended, bylaws or other constitutive documents, (ii) in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note, indenture, mortgage, deed of trust, loan or credit agreement, lease, license, franchise agreement, authorization, permit, certificate or other agreement or instrument to which it is a party or by which it is bound or to which its assets or properties is subject or (iii) in violation of any order or decree of any domestic or foreign court with jurisdiction over it or any of its assets or properties or other governmental or regulatory authority, agency or other body, except, in the case of clauses (ii) and (iii) herein, for such defaults or violations as could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default by the Company under any such document or instrument or result in the imposition of any penalty or the acceleration of any indebtedness other than penalties, defaults or conditions that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(s)    The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, the Company’s Restated Articles of Incorporation, as amended, or bylaws, or any statute, law, rule, regulation, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Bonds by the Company hereunder, except such as may be required under the Act, the Trust Indenture Act or state securities laws or “blue sky” laws of any jurisdiction and except for the approval of The Public Service Commission of South Carolina, all of which (except as may be required under such state securities or other “blue sky” laws) have been obtained or will be obtained prior to the Closing Date and are or will be in full force and effect; and the Company has full power and authority to authorize, issue and sell the Bonds on the terms and conditions herein set forth.

(t)    The Company is not, and after giving effect to the offering and sale of the Bonds and the application of the proceeds thereof as described in the Disclosure Package and the Prospectus, will not be, an “investment company” or a company “controlled” by an “investment company” that is required to be registered under the Investment Company Act of 1940, as amended.

(u)    The Company maintains systems of internal accounting controls sufficient to provide reasonable assurance that transactions are executed in accordance with management’s general or specific authorizations, transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability, access to assets is permitted only in accordance with management’s general or specific authorizations, the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package is prepared in accordance with the Commission's rules and guidelines applicable thereto.

(v)    Except as set forth in the Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(w)    The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(x)    To the best of its knowledge, the Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission that have been adopted and are effective thereunder.

3.    Purchase, Sale and Delivery of the Bonds. On the basis of representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters named in Schedule A hereto, and each such Underwriter agrees, severally and not jointly, to purchase from the Company at the purchase prices set forth in such Schedule B the principal amounts of Bonds set forth opposite the name of such Underwriter in such Schedule A.

The closing of the transactions and delivery of the documents contemplated hereby shall take place at the office, date and time specified in Schedule B. The Bonds will be delivered by the Company to you for the accounts of the several Underwriters through the facilities of The Depository Trust Company against payment of the purchase prices therefor by wire transfer in federal (same day) funds at the closing date and time specified on Schedule B (or, if The New York Stock Exchange and commercial banks in The City of New York are not open on such day, the next day on which such exchanges and banks are open), or at such other time not later than eight full business days thereafter as you and the Company determine, such time being herein referred to as the “Closing Date.”

It is understood that you, individually and not as Representatives of the Underwriters, may (but shall not be obligated to) make payment to the Company, on behalf of any Underwriter or Underwriters, for the Bonds to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

4.    Covenants. The Company covenants and agrees with each Underwriter that:

(a)     During the period beginning at the Applicable Time and ending on the later of the Closing Date or such date the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer, including circumstances where such requirement may be satisfied pursuant to Rule 172 of the Act (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, the Disclosure Package or the Prospectus (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement; the Company shall not file or use any such proposed amendment or supplement to which the Representatives reasonably object (except for any amendment or supplement through incorporation by reference of any report filed under the Exchange Act); the Company will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement, the Disclosure Package or the Prospectus or for additional information.

(b)     During the Prospectus Delivery Period, the Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to the Exchange Act and comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the rules and regulations of the Commission thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Bonds as contemplated by the provisions hereof and in the Disclosure Package and the Prospectus.

(c)     If, during the Prospectus Delivery Period, any event or development shall occur or condition shall exist as a result of which the Disclosure Package or the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if it shall be necessary to amend or supplement the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if in the opinion of the Representatives it is otherwise necessary or advisable in connection with the distribution of the Bonds by the Underwriters to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, or to file a new registration statement containing the Prospectus, in order to comply with law, including in connection with the delivery of the Prospectus, the Company agrees to (i) notify the Representatives of any such event or condition and (ii) promptly prepare (subject to Sections 4(a) and 4(e) hereof), file with the Commission (and use its best efforts to have any amendment to the Registration Statement or any new registration statement declared effective) and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Registration Statement, the Disclosure Package or the Prospectus, or any new registration statement, necessary in order to make the statements in the Disclosure Package or the Prospectus as so amended or supplemented, in the light of the circumstances then prevailing or under which they were made, as the case may be, not misleading or so that the Registration Statement, the Disclosure Package or the Prospectus, as amended or supplemented, will comply with law. The Company will notify you of the time when any post-effective amendment to the Registration Statement has become effective or any supplement to the Disclosure Package or the Prospectus has been filed.

(d)     The Company will prepare a final term sheet containing only a description of the Bonds, in a form approved by the Representatives and contained in Schedule D hereto, and will file such term sheet pursuant to Rule 433(d) under the Act within the time required by such rule (such term sheet, the “Final Term Sheet”).

(e)     The Company represents that it has not made, and agrees that, unless it obtains the prior written consent of the Representatives, it will not make, any offer relating to the Bonds that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Act; provided that the prior written consent of the Representatives shall be deemed to have been given in respect to the Issuer Free Writing Prospectuses included in Schedule C hereto. Any such free writing prospectus consented to by the Representatives and the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(f)     The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any proceeding for that purpose having been instituted or threatened by the Commission; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

(g)     If the Prospectus Delivery Period is ongoing immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, the Company will prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Bonds, in a form satisfactory to the Representatives. If the Company is no longer eligible to file an automatic shelf registration statement, the Company will prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Bonds, in a form satisfactory to the Representatives, and will use its best efforts to cause such registration statement to be declared effective within 60 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Bonds to continue as contemplated in the expired registration statement relating to the Bonds. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.
(h)     If at any time during the Prospectus Delivery Period the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Underwriters through the Representatives, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Bonds, in a form satisfactory to the Representatives, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective and (iv) promptly notify the Underwriters through the Representatives of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Bonds to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.
(i)    The Company agrees to pay the required Commission filing fees relating to the Bonds within the time required by Rule 456(b)(1) of the Act without regard to the proviso in clause (b)(1)(i) therein and otherwise in accordance with Rules 456(b) and 457(r) of the Act.
(j)     The Company will use its best efforts, at the request of and in cooperation with the Representatives, to qualify the Bonds for sale under the securities laws of such jurisdictions within the United States as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Bonds, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state. The Company will also arrange for the determination of the Bonds’ eligibility for investment under the laws of such jurisdictions as you reasonably request.

(k)    The Company has furnished or will furnish to the Underwriters, as soon as available, copies of the Registration Statement (three of which will be signed and will include all exhibits except those incorporated by reference), the Prospectus (including all documents incorporated by reference therein but excluding exhibits to such documents), any preliminary prospectus, any Issuer Free Writing Prospectuses and all amendments and supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the Act, all in such quantities as you may from time to time reasonably request.

(l)    The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement which shall satisfy the provisions of Section 11(a) of the Act.

(m)    So long as any of the Bonds are outstanding, the Company agrees to furnish to you, and, upon request, to each of the other Underwriters, (i) as soon as they are available, copies of all the reports (financial or other) and any definitive proxy statements mailed to security holders or filed with the Commission and (ii) from time to time such other information concerning the business and financial condition of the Company as you may reasonably request.

(n)    The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective or is terminated under the provisions of Section 9 hereof, will pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including, without limitation, the fees and expenses of the Company’s accountants and counsel for the Company, all costs incident to the preparation, printing and filing under the Act of the Registration Statement, the Prospectus, any preliminary prospectus, any Issuer Free Writing Prospectus and all amendments and supplements thereto, any fees charged by any investment rating agencies for rating the Bonds, all fees and disbursements incurred by the Company and by the Underwriters in connection with the qualification of the Bonds under the laws of various jurisdictions as provided in Section 4(j) hereof and the determination of their eligibility for investment under the laws of various jurisdictions (including the cost of furnishing to the Underwriters memoranda relating thereto and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith), the cost of furnishing to the Underwriters copies of the Registration Statement, the Prospectus, any preliminary prospectus, any Issuer Free Writing Prospectus and each amendment and supplement thereto, in such numbers as you may reasonably request, the costs and charges of the Trustee and of any depository in connection with a book-entry system of payments and transfers, and the cost of preparing the Bonds. If the sale of the Bonds provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligation hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the several Underwriters for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Bonds or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

(o)    The Company will apply the net proceeds from the sale of the Bonds to be sold by it hereunder for the purposes set forth under “Use of Proceeds” in each of the Disclosure Package and the Prospectus.

(p)    The Company will not for a period of 30 days after the commencement of the public offering of the Bonds, without the prior written consent of the Representatives, offer, sell, contract to sell or otherwise dispose of any of its First Mortgage Bonds, other than the aggregate principal amount of Bonds to be issued pursuant to this Agreement.

4A.    Covenants of the Underwriters. Each Underwriter, severally and not jointly, represents that it has not made, and covenants and agrees that, unless it obtains the prior written consent of the Company, it will not make, any offer relating to the Bonds that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Act; provided that the prior written consent of the Company shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule C hereto. Notwithstanding anything to the contrary herein, no Underwriter must obtain the prior written consent of the Company with respect to the use of a free writing prospectus relating to the Bonds that (a) is not an “issuer free writing prospectus” as defined in Rule 433 of the Act, (b) is not a “free writing prospectus” which includes “issuer information”, each as defined in Rule 433 of the Act, or (c) notwithstanding the prior clause (b) of this sentence, contains only (i) information describing the preliminary terms of the Bonds or their offering, (ii) information permitted by Rule 134 under the Act or (iii) information that describes the final terms of the Bonds or their offering and that is included in the Final Term Sheet of the Company contemplated in Section 4(d) hereof.

5.    Conditions of Underwriters’ Obligations. The obligations of the several Underwriters to purchase and pay for the Bonds, as provided herein, shall be subject to the accuracy, as of the date hereof, as of the Applicable Time and as of the Closing Date, of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

(a)     The Company shall have filed any preliminary prospectus and the Prospectus with the Commission (including the information required by Rule 430B under the Act) in the manner and within the time period required by Rule 424(b) under the Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by Rule 430B, and such post-effective amendment shall have become effective.

(b)    The Final Term Sheet, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings under Rule 433.

(c)    No stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

(d)    No Underwriter shall have advised the Company that the Registration Statement, the Disclosure Package or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which in your opinion is material or omits to state a fact which in your opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(e)    Except as contemplated in the Disclosure Package and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), there shall not have been any change in the capital stock or long-term debt of the Company or any adverse change, or any development involving a prospective adverse change, in the condition, financial or otherwise, or in the business, net worth or results of operations of the Company from that set forth in the Disclosure Package and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment makes it impractical or inadvisable to offer or deliver the Bonds on the terms and in the manner contemplated in the Disclosure Package and the Prospectus.

(f)    On the Closing Date, you shall have received the opinion of McNair Law Firm, P.A., counsel for the Company, dated the Closing Date, in the form of Exhibit A attached hereto.

(g)    On the Closing Date, you shall have received the opinion of Ronald T. Lindsay, Esquire, Senior Vice President and General Counsel of the Company, dated the Closing Date, in the form of Exhibit B attached hereto.

(h)    On the Closing Date, you shall have received from Troutman Sanders LLP, counsel for the several Underwriters, such opinion or opinions, dated the Closing Date, as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters. In rendering their opinion, such counsel may rely upon the opinion of Ronald T. Lindsay, Esquire, referred to above, as to all matters governed by South Carolina law.

(i)    On or prior to the date hereof, you shall have received a letter from Deloitte & Touche LLP, dated the date of the execution and delivery of this Agreement, and specifying procedures completed not more than three business days prior to the date of the execution and delivery of this Agreement, addressed to you and in form and substance satisfactory to you, (1) confirming that they are independent accountants with respect to the Company as required by the Act and (2) with respect to the accounting, financing, or statistical information (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) contained in the Registration Statement or incorporated by reference therein, and containing statements and information of the type ordinarily included in accountants’ “Comfort Letters” to underwriters (in accordance with AU Section 634, Letters for Underwriters and Certain Other Requesting Parties, as established by the Public Company Accounting Oversight Board), with respect to the financial statements and certain financial information contained in or incorporated by reference into the Disclosure Package and the Prospectus, including any pro forma financial information. At the Closing Date, you shall have received a letter from Deloitte & Touche LLP, dated the date of its delivery, which shall reaffirm and, if necessary, update, on the basis of a review in accordance with the procedures set forth in the letter from Deloitte & Touche LLP, during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than three business days prior to the Closing Date.

(j)    On the Closing Date, you shall have received from the Company a certificate, signed by its Chairman, President or a Vice President and by its Treasurer, principal financial officer or principal accounting officer, dated the Closing Date, to the effect that, to the best of their knowledge based on a reasonable investigation:

(i)    the representations and warranties of the Company in this Agreement are true and correct in all material respects, as if made on and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to the Closing Date;

(ii)    no stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for that purpose shall have been instituted or threatened by the Commission;

(iii)    the Registration Statement and the Prospectus, and any amendments or supplements thereto, contain all statements and information required to be included therein; the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective and at the Execution Time, did not contain an untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; the Prospectus, as of its date and at the Closing Date did not and does not contain an untrue statement of a material fact and did not and does not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Disclosure Package, as of the Applicable Time, did not contain any untrue statement of a material fact and did not omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that in each case, no representation is made, as applicable, as to any statements in or omissions from the Statement of Eligibility on Form T-1 filed as an exhibit to the Registration Statement, the Book-Entry Information, or information contained in or omitted from the Registration Statement or Prospectus or any amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof); and, since the date hereof there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth and there has been no document required to be filed under the Exchange Act and which upon such filing would be deemed to be incorporated by reference in the Disclosure Package and the Prospectus, which has not been so filed; and

(iv)    since the date of the most recent financial statements included in the Disclosure Package and the Prospectus (exclusive of any supplement thereto dated after the Execution Time), there has been no material adverse change, or any development which the Company has reasonable cause to believe will involve a prospective material adverse change, in the condition (financial or other), earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus.

(k)    The Company shall have furnished to you such further certificates and documents as you shall have reasonably requested.

(l)    There shall not have occurred after the date hereof any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that indicates a negative change or does not indicate the direction of the possible change, in the rating accorded any of the Company’s securities by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) of the Exchange Act.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request, and the opinions referred to in paragraphs (f) and (g) shall be deemed satisfactory provided they are substantially in the forms attached as exhibits to this Agreement. The documents required to be delivered by this Section 5 shall be delivered to the office of McNair Law Firm, P.A., counsel for the Company, 1221 Main Street, Suite 1800, Columbia, South Carolina 29201, on or prior to the Closing Date.

6.    Indemnification and Contribution.
(a)    The Company will indemnify and hold harmless each Underwriter, its directors, officers, agents, affiliates and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter, director, officer, agent, affiliate or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430B under the Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter, director, officer, agent, affiliate or controlling person for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus or the Prospectus or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof. The indemnity agreement set forth in this Section 6(a) shall be in addition to any liabilities that the Company may otherwise have.

(b)    Each Underwriter severally and not jointly will indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company, such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus or the Prospectus or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action. The indemnity agreement set forth in this Section 6(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c)    Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

(d)    If the indemnification provided for in this Section 6 is unavailable under subsection (a) or (b) above to a party that would have been an indemnified party under subsection (a) or (b) above (“Indemnified Party”) in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder (“Indemnifying Party”) shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Bonds. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the Indemnified Party failed to give the notice required under subsection (c) above, then each Indemnifying Party shall contribute to such amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus which is filed pursuant to Rule 424 under the Act referred to in Section 2(a) hereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim (which shall be limited as provided in subsection (c) above if the Indemnifying Party has assumed the defense of any such action in accordance with the provisions thereof). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)    The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each director, officer, agent and affiliate of an Underwriter, and to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

7.    Representations and Agreements to Survive Delivery. All representations, warranties and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements contained in Section 4A hereto and the indemnity and contribution agreements contained in Section 6 hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any of its directors, officers, agents, affiliates or any controlling persons, or the Company or any of its officers, directors or any controlling persons and shall survive delivery of the Bonds to the Underwriters hereunder.

8.    Substitution of Underwriters.
(a)    If any Underwriter or Underwriters shall fail to take up and pay for the principal amount of Bonds agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Bonds in accordance with the terms hereof, and the principal amount of Bonds not purchased does not aggregate more than 10% of the aggregate principal amount of the Bonds, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective commitments hereunder except as may otherwise be determined by you) the Bonds which any withdrawing or defaulting Underwriters agreed but failed to purchase; however, if such Bonds not purchased aggregate more than 10% of the aggregate principal amount of the Bonds, the remaining Underwriters shall have the right, but shall not be obligated, to take up and pay for (in such proportions as shall be determined by you) the Bonds which the defaulting Underwriter or Underwriters agreed but failed to purchase. If such remaining Underwriters do not, at the Closing Date, take up and pay for the Bonds which the defaulting Underwriter or Underwriters agreed but failed to purchase, the time for delivery of the Bonds shall be extended to the next business day to allow the several Underwriters the privilege of substituting within 24 hours (including non-business hours) another underwriter or underwriters satisfactory to the Company. If no such underwriter or underwriters shall have been substituted, as aforesaid, the time for delivery of the Bonds may, at the option of the Company, be again extended to the next following business day, if necessary, to allow the Company the privilege of finding within 24 hours (including non-business hours) another underwriter or underwriters, satisfactory to you, to purchase the Bonds which the defaulting Underwriter or Underwriters agreed but failed to purchase. If the remaining Underwriters shall not take up and pay for all such Bonds agreed to be purchased by the defaulting Underwriters, or substitute another underwriter or underwriters as aforesaid, and the Company shall not find or shall not elect to seek another underwriter or underwriters for such Bonds as aforesaid, then this Agreement shall terminate. In the event of any such termination the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 4(n) and in Section 6 hereof), nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the principal amount of Bonds agreed by such Underwriter to be purchased hereunder) be under any liability to the Company (except to the extent provided in Section 6 hereof).

(b)    If the remaining Underwriters or substituted underwriters take up the Bonds of the defaulting Underwriter or Underwriters as provided in this Section, (i) the Company shall have the right to postpone the time of delivery for a period of not more than seven full business days, in order to effect any changes which may be made necessary thereby in the Registration Statement, the Disclosure Package or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments or supplements to the Registration Statement, the Disclosure Package or the Prospectus which may be made necessary thereby, and (ii) the respective principal amounts of Bonds to be purchased by the remaining Underwriters or substituted underwriters shall be taken as the basis of their respective underwriting obligations for all purposes of this Agreement. A substituted underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

(c)    Nothing herein shall relieve a defaulting Underwriter from liability for its default.

9.    Effective Date of this Agreement and Termination.

(a)    This Agreement shall become effective upon your accepting it in the manner indicated below.

(b)    You, as Representatives of the several Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any material agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Company is not fulfilled, (iii) trading on The New York Stock Exchange shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on The New York Stock Exchange, by The New York Stock Exchange or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by Federal or New York authorities, or (vi) an outbreak or escalation of major hostilities in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or crisis, a default in payment when due of interest on or principal of any debt obligations of, or the institution of proceedings under the Federal bankruptcy laws by or against, any State of the United States, a material disruption in settlement or clearance procedures, or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement which, in your judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Bonds. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(n), Section 6 and Section 13 hereof shall at all times be effective.

(c)    If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section, the Company shall be notified promptly by you by telephone or facsimile, confirmed by letter. If the Company elects to prevent this Agreement from becoming effective, you shall be notified promptly by the Company by telephone or facsimile, confirmed by letter.

10.    Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to you, shall be mailed, delivered or sent by facsimile and confirmed to you at the addresses designated on Schedule B, or if sent to the Company, shall be mailed, delivered or sent by facsimile and confirmed to the Company at 220 Operation Way, Cayce, South Carolina 29033-3701, Attention: Vice President and Treasurer, Facsimile: 803-933-7037. Notice to any Underwriter shall be mailed, delivered or sent by facsimile and confirmed to such Underwriter in care of the Representatives at the addresses designated in Schedule B. Any party to this Agreement may change such address for notices by sending to the parties to this agreement written notice of a new address for such purpose.

11.    Parties. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their respective successors and assigns and the controlling persons, affiliates, agents, officers and directors referred to in Section 6, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and said controlling persons, affiliates, agents, officers and directors referred to in Section 6 and for the benefit of no other person or corporation. No purchaser of any of the Bonds from any Underwriter shall be construed a successor or assign merely by reason of such purchase.

In all dealings with the Company under this Agreement, you shall act on behalf of each of the several Underwriters, and any action under this Agreement taken by you will be binding upon all Underwriters.

12.     No Advisory or Fiduciary Responsibility. The Company acknowledges and agrees that: (i) the purchase and sale of the Bonds pursuant to this Agreement, including the determination of the public offering price of the Bonds and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the several Underwriters have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the several Underwriters, or any of them, with respect to the subject matter hereof. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

13.    Applicable Law. The Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties hereby waive to the fullest extent permitted by law, any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this agreement.

[signature pages follow]

If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the several Underwriters.

Very truly yours,

SOUTH CAROLINA ELECTRIC & GAS COMPANY

By:    /s/ Mark R. Cannon
Its:    Vice President and Treasurer

The foregoing agreement is hereby
confirmed and accepted, as of the
date first above written.

BB&T CAPITAL MARKETS,
A DIVISION OF BB&T SECURITIES, LLC
acting individually and as Representative
of the Underwriters named in Schedule A hereto

By: /s/ Samual R. Shirey
Name:    Samuel R. Shirey
Title:    Managing Director

J.P. MORGAN SECURITIES LLC
acting individually and as Representative
of the Underwriters named in Schedule A hereto

By: /s/ Robert Bottamedi
Name:    Robert Bottamedi
Title:    Vice President

MITSUBISHI UFJ SECURITIES (USA), INC.
acting individually and as Representative
of the Underwriters named in Schedule A hereto

By: /s/ Richard Testa
Name:    Richard Testa
Title:    Managing Director

TD SECURITIES (USA) LLC
acting individually and as Representative
of the Underwriters named in Schedule A hereto

By: /s/ Elsa Wang
Name:    Elsa Wang
Title:    Director

UBS SECURITIES LLC
acting individually and as Representative
of the Underwriters named in Schedule A hereto

By: /s/ Mark Spadaccini
Name:    Mark Spadaccini
Title:    Executive Director

By: /s/ Andrew Lee
Name:    Andrew Lee
Title:    Associate Director

WELLS FARGO SECURITIES, LLC
acting individually and as Representative
of the Underwriters named in Schedule A hereto

By: /s/ James T. Williams, Jr.
Name:    James T. Williams, Jr.
Title:    Managing Director

SCHEDULE A

UNDERWRITERS

Name of Underwriter	Principal Amount of 2046 Bonds To be Purchased	Principal Amount of 2064 Bonds To be Purchased
BB&T Capital Markets, a division of BB&T Securities, LLC	$ 62,334,000	$ 11,000,000
J.P. Morgan Securities LLC	$62,334,000	$11,000,000
Mitsubishi UFJ Securities (USA), Inc.	$62,333,000	$11,000,000
TD Securities (USA) LLC	$62,333,000	$11,000,000
UBS Securities LLC	$62,333,000	$11,000,000
Wells Fargo Securities, LLC	$62,333,000	$11,000,000
U.S. Bancorp Investments, Inc.	$34,000,000	$6,000,000
Drexel Hamilton, LLC	$8,500,000	$1,500,000
FTN Financial Securities Corp.	$8,500,000	$1,500,000
Total	$425,000,000	$75,000,000

SCHEDULE B

Title of Bonds:

•	First Mortgage Bonds, 4.10% Series due June 15, 2046

•	First Mortgage Bonds, 4.50% Series due June 1, 2064

Aggregate Principal Amount of the Bonds:

•	2046 Bonds: $425,000,000

•	2064 Bonds: $75,000,000

Initial Price to Public:

•	99.794% of the Principal Amount of the 2046 Bonds plus accrued interest from June 13, 2016

•
97.843% of the Principal Amount of the 2064 Bonds, plus accrued interest from, and including, June 1, 2016 to, but excluding, the Closing Date (as determined under the Underwriting Agreement). The total amount of accrued interest on June 13, 2016 will be $112,500

Initial Purchase Price to be Paid by the Underwriters:

•	98.919% of the Principal Amount of the 2046 Bonds plus accrued interest from June 13, 2016

•	96.968% of the Principal Amount of the 2064 Bonds, plus accrued interest from, and including, June 1, 2016 to, but excluding, the Closing Date (as determined under the Underwriting Agreement)

Closing Date and Time:     June 13, 2016 at 10 a.m.

Closing Location:    McNair Law Firm, P.A.
1221 Main Street, Suite 1800
Columbia, South Carolina 29201

Address for Notices to the Underwriters:

BB&T Capital Markets,

a division of BB&T Securities, LLC
901 East Byrd Street
Suite 300
Richmond, Virginia 23219
Attention: Keith E. Pomroy
Telephone: (804) 787-8221
Facsimile: (804) 649-3933

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179
Attention: High Grade Syndicate Desk – 3rd Floor

B-1

Telephone: (212) 834-4533
Facsimile: (212) 834-6081

Mitsubishi UFJ Securities (USA), Inc.
1221 Avenue of the Americas
New York, New York 10020
Facsimile: (646) 434-3455
Attention: Capital Markets Group

TD Securities (USA) LLC
31 W. 52nd Street
New York, NY 10019-6101
Fax: 212-827-7284
Attn: Debt Capital Markets

Wells Fargo Securities, LLC
550 South Tryon Street, 5th Floor
Charlotte, North Carolina 28202
Attention: Transaction Management
Facsimile: (704) 410-0326
UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019
Attention: Fixed Income Syndicate
Telephone: (203) 719-1088
Facsimile: (203) 719-0495

With a copy of any notice (which shall not constitute notice) also sent to:

Troutman Sanders LLP
1001 Haxall Point
Richmond, Virginia 23219
Attention: R. Mason Bayler, Jr.
Facsimile: (804) 698-5169

B-2

SCHEDULE C

Final Term Sheet, dated June 8, 2016

C-1

SCHEDULE D

South Carolina Electric & Gas Company

FINAL TERM SHEET

Dated: June 8, 2016

$425,000,000 First Mortgage Bonds, 4.10% Series due June 15, 2046 (“2046 Bonds”)
$75,000,000 First Mortgage Bonds, 4.50% Series due June 1, 2064 (“2064 Bonds”)

Issuer:	South Carolina Electric & Gas Company

Security Type:	First Mortgage Bonds

Expected Ratings*:	[Ratings Omitted]

Trade Date:	June 8, 2016

Settlement Date:	June 13, 2016 (T+3)

	2046 Bonds	2064 Bonds

Principal Amount:	$425,000,000	$75,000,000 (Reopening of First Mortgage Bonds, 4.50% Series due June 1, 2064 which were previously issued on May 27, 2014), for a total principal amount outstanding of $375,000,000

Maturity Date:	June 15, 2046	June 1, 2064

Interest Payment Dates:	June 15 and December 15, commencing December 15, 2016	June 1 and December 1, commencing December 1, 2016

Coupon (Interest Rate):	4.10%	4.50%

Benchmark Treasury:	2.500% due February 15, 2046	2.500% due February 15, 2046

Benchmark Treasury Yield:	2.512%	2.512%

Re-Offer Spread:	+160 basis points (1.60%)	+210 basis points (2.10%)

Re-Offer Yield:	4.112%	4.612%
Make-Whole Redemption Provision:	Prior to December 15, 2045, make-whole call at Adjusted Treasury Rate +25 basis points	Prior to December 1, 2063, make-whole call at Adjusted Treasury Rate +20 basis points

Par Redemption Provision:	On or after December 15, 2045	On or after December 1, 2063

Underwriting Discount:	0.875%	0.875%

Net Proceeds to Issuer (before expenses):	$420,405,750, plus accrued interest, if any, from, and including, the Settlement Date	$72,726,000, plus accrued interest from, and including, June 1, 2016 to, but excluding, the Settlement Date

D-1

Price to Public:	99.794%, plus accrued interest, if any, from, and including, the Settlement Date	97.843%, plus accrued interest from, and including, June 1, 2016 to, but excluding, the Settlement Date. The total amount of accrued interest on the 2064 Bonds on the Settlement Date will be $112,500

Denominations:	$1,000 x $1,000	$1,000 x $1,000

CUSIP:	837004 CK4	837004 CH1

Joint Book-Running Managers:	BB&T Capital Markets, a division of BB&T Securities, LLC
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA), Inc.
TD Securities (USA) LLC
UBS Securities LLC
Wells Fargo Securities, LLC

Co-Managers:	U.S. Bancorp Investments, Inc.
Drexel Hamilton, LLC
FTN Financial Securities Corp.
*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency.
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling BB&T Capital Markets, a division of BB&T Securities, LLC collect at 1-804-787-8221, J.P. Morgan Securities LLC collect at 1-212-834-4533, Mitsubishi UFJ Securities (USA), Inc. toll free at 1-877-649-6848, TD Securities (USA) LLC toll free at 1-855-495-9846, UBS Securities LLC toll free at 1-888-827-7275 or Wells Fargo Securities, LLC toll free at 1-800-645-3751.
Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.

D-2

Exhibit A
Opinion of McNair Law Firm, P.A.
June [__], 2016

BB&T Capital Markets,
a division of BB&T Securities, LLC
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA), Inc.
TD Securities (USA) LLC
UBS Securities LLC
Wells Fargo Securities, LLC
Each individually and acting as Representatives for
the Underwriters named in Schedule A to the Underwriting Agreement

c/o    BB&T Capital Markets,
a division of BB&T Securities, LLC
901 East Byrd Street
Suite 300
Richmond, Virginia 23219

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Mitsubishi UFJ Securities (USA), Inc.
1221 Avenue of the Americas, 6th Floor
New York, New York 10020

TD Securities (USA) LLC
31 West 52nd Street
New York, New York 10019
UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019

Wells Fargo Securities, LLC
550 South Tryon Street
Charlotte, North Carolina 28202

Re:    Underwriting Agreement dated June 8, 2016, between South Carolina Electric & Gas Company (the “Company”) and BB&T Capital Markets, a division of BB&T Securities, LLC, J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., TD Securities (USA) LLC, UBS Securities LLC and Wells Fargo Securities, LLC, individually and acting as Representatives for the Underwriters named therein, relating to the issuance and sale of the Company’s $425,000,000

BB&T Capital Markets,
a division of BB&T Securities, LLC
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA), Inc.
TD Securities (USA) LLC
UBS Securities LLC
Wells Fargo Securities, LLC
June [__], 2016

aggregate principal amount of First Mortgage Bonds, 4.10% Series due June 15, 2046 and $75,000,000 aggregate principal amount of First Mortgage Bonds, 4.50% Series due June 1, 2064

Ladies and Gentlemen:

We have acted as counsel to South Carolina Electric & Gas Company, a South Carolina corporation (the “Company”), in connection with the issuance and sale of $425,000,000 aggregate principal amount of its First Mortgage Bonds, 4.10% Series due June 15, 2046 (the “2046 Bonds”) and $75,000,000 aggregate principal amount of its First Mortgage Bonds, 4.50% Series due June 1, 2064 (the “2064 Bonds” and, collectively with the 2046 Bonds, the “Bonds”). This opinion letter is being delivered to you pursuant to Section 5(f) of the above-captioned underwriting agreement (the “Agreement”). All capitalized terms not otherwise defined herein shall have the meanings given those terms in the Agreement.

In the preparation of this opinion letter, we have examined originals or copies of such certificates, agreements, documents and other papers, and have made such inquiries and investigations of law, as we deemed appropriate and necessary for the opinion hereinafter set forth. In our examination, we have assumed, without independent verification or investigation, the genuineness of all signatures, the legal capacity of all individuals executing documents, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. In rendering the opinion herein as to the authentication of the Bonds, we have relied upon our examination of a facsimile of an executed certificate of authentication with respect thereto and certifications of the Trustee with respect to the due authentication thereof without further investigation. As to certain matters of fact material to the opinions expressed herein, we have relied upon the representations and warranties of the Company in the Agreement and on certificates of various corporate officers of the Company and public officials. We have assumed the accuracy of the material and factual matters contained therein.

This opinion letter is limited to the laws of the State of South Carolina and, to the extent expressly stated herein, applicable federal laws, and we express no opinion as to any laws of any other jurisdiction, including, without limitation, the laws of New York and Georgia.

Based upon the foregoing, and subject to the qualifications set forth herein, we are of the opinion that:

1.     The Company is validly existing as a corporation under the laws of the State of South Carolina and has the corporate power to own and operate the properties now owned and proposed to

BB&T Capital Markets,
a division of BB&T Securities, LLC
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA), Inc.
TD Securities (USA) LLC
UBS Securities LLC
Wells Fargo Securities, LLC
June [__], 2016

be owned by it and to conduct its business as now conducted and proposed to be conducted, in each case, as described in the Disclosure Package and the Prospectus.

2.     The Indenture as Supplemented has been duly authorized, executed and delivered by the Company and constitutes a valid and binding instrument enforceable against the Company in accordance with its terms.
3.    The Indenture as Supplemented has been qualified under the Trust Indenture Act.

4.     The Bonds have been duly authorized by the necessary corporate action, have been duly executed, authenticated, issued and delivered, and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, are entitled to the security and benefits of the Indenture as Supplemented and are secured equally and ratably with all other bonds issued under the Indenture as Supplemented.

5.     The Agreement has been duly authorized, executed and delivered by the Company.

6.     The Indenture as Supplemented and the Bonds conform in all material respects to the statements concerning them in the Disclosure Package and the Prospectus.

7.     The statements in the preliminary prospectus, dated June 8, 2016, and the Prospectus under the captions “Terms of the Bonds” (other than under the heading “Terms of the Bonds-Book-Entry System”) and “Description of the First Mortgage Bonds,” insofar as such information purports to be descriptions of or summaries of the Bonds and the Indenture as Supplemented, fairly present the information purported to be shown therein.

8.    With regard to the discussion in the preliminary prospectus, dated June 8, 2016, and the Prospectus under the caption “United States Federal Income Tax Consequences”, subject to the limitations and assumptions set forth therein, under current United States federal income tax law, although the discussion does not purport to disclose all possible United States federal income tax consequences of the purchase, ownership or disposition of the Bonds, such discussion constitutes an accurate summary of the matters discussed therein in all material respects.

9.     The Company has filed with the Commission a prospectus supplement relating to the Bonds pursuant to and within the time period prescribed by the applicable provisions of Rule 424 under the Act. The Company has filed with the Commission the Final Term Sheet, and any other material used by or provided to the Company that is required to be filed by the Company pursuant to Rule 433(d) under the Act, within the applicable time periods prescribed for such filings under Rule 433. The Registration Statement is an automatic shelf registration statement that

BB&T Capital Markets,
a division of BB&T Securities, LLC
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA), Inc.
TD Securities (USA) LLC
UBS Securities LLC
Wells Fargo Securities, LLC
June [__], 2016

has become effective under the Act within the last three years. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment of the Registration Statement is in effect and no proceedings for that purpose have been instituted or, to our knowledge, are pending or contemplated under the Act. The Registration Statement, as of the Execution Date, the Registration Statement as amended or supplemented by any amendment or further supplement thereto made thereafter by the Company prior to the date hereof, and the Prospectus, as of its date and the date hereof, appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the Trust Indenture Act (except that we express no opinion as to financial statements and schedules, financial data derived therefrom or other financial information contained or incorporated by reference in the Registration Statement, the Prospectus or any amendments or supplements thereto or as to the Trustee’s Statement of Eligibility on Form T-1 and, with respect to the Book-Entry Information, our opinion is based solely on information made available by The Depository Trust Company for the purpose of inclusion in the Prospectus).

*    *    *    *
Based upon our participation in conferences with officers and other representatives of the Company and its accountants and participation in certain prior financings of the Company, we confirm to the Underwriters that no facts have come to our attention that would cause us to believe that (i) any of the Incorporated Documents incorporated by reference in the Disclosure Package and Prospectus, when they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; (ii) either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective and as of the Execution Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; (iii) the Prospectus, as of its date or the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iv) the Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that (1) we express no belief as to financial statements and schedules, financial data derived therefrom or other financial information contained or incorporated by reference in the Incorporated Documents, the Registration Statement, the Prospectus, the Disclosure Package or any amendments or supplements thereto or as to the Trustee’s Statement of Eligibility on Form T-1 filed as an exhibit to the Registration Statement, (2) with respect to the Book-Entry Information, our belief is based solely on information made available by The Depository Trust Company for the purpose of

BB&T Capital Markets,
a division of BB&T Securities, LLC
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA), Inc.
TD Securities (USA) LLC
UBS Securities LLC
Wells Fargo Securities, LLC
June [__], 2016

inclusion in the Prospectus and (3) any statement contained in an Incorporated Document will be deemed not to be contained in the Registration Statement, any preliminary prospectus or Prospectus if the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement, preliminary prospectus or Prospectus prior to the date of the Agreement).

*    *    *    *

As used herein, the phrase “to our knowledge” or words of similar import shall mean actual knowledge of facts known by the attorneys of this firm who have devoted substantive attention to the representation of the Company, including those attorneys involved in the representation of the Company in this transaction.

In rendering the opinions set forth herein, we have relied, with your permission, upon the opinion letter of Ronald T. Lindsay, Esquire, General Counsel of the Company, of even date herewith, delivered pursuant to Section 5(g) of the Agreement, with respect to matters of title, property descriptions, recording fees and taxes and the filing, recordation and liens of the Indenture as Supplemented and with respect to proceedings related to stop orders described in paragraph 9 above. We express no opinion as to matters of title or as to the effectiveness of the provisions in the Indenture relating to Georgia property.

In addition, we note for you that the enforceability of the Indenture as Supplemented and the Bonds is subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws affecting the rights of creditors generally and general principles of equity, including, without limitation, concepts of materiality, reasonableness, fair dealing and good faith, and the availability of equitable remedies such as specific performance and injunctive relief, regardless of whether such matters are considered in a proceeding at law or in equity.

We further note that certain provisions of the Indenture as Supplemented may not be enforceable in whole or in part, but (subject to the qualifications in the foregoing paragraphs) the inclusion of such provisions does not render the Indenture as Supplemented invalid as a whole, and legally adequate rights and remedies nevertheless exist under the Indenture as Supplemented and applicable law for pursuit of a claim under the Bonds and for the practical realization of the principal legal benefits and security intended to be provided by the Indenture as Supplemented.

BB&T Capital Markets,
a division of BB&T Securities, LLC
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA), Inc.
TD Securities (USA) LLC
UBS Securities LLC
Wells Fargo Securities, LLC
June [__], 2016

This opinion letter is solely for your benefit. This opinion letter is given as of the date hereof, and we assume no obligation to revise or supplement this opinion letter to reflect any facts or circumstances that may hereafter come to our attention or any changes in law that may hereafter occur.

Sincerely,

McNAIR LAW FIRM, P.A.

Exhibit B
Opinion of Ronald T. Lindsay, Esquire
June [__], 2016

BB&T Capital Markets,
a division of BB&T Securities, LLC
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA), Inc.
TD Securities (USA) LLC
UBS Securities LLC
Wells Fargo Securities, LLC
Each individually and acting as Representatives for
the Underwriters named in Schedule A to the Underwriting Agreement

c/o    BB&T Capital Markets,
a division of BB&T Securities, LLC
901 East Byrd Street
Suite 300
Richmond, Virginia 23219

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Mitsubishi UFJ Securities (USA), Inc.
1221 Avenue of the Americas, 6th Floor
New York, New York 10020

TD Securities (USA) LLC
31 West 52nd Street
New York, New York 10019
UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019

Wells Fargo Securities, LLC
550 South Tryon Street
Charlotte, North Carolina 28202

Re:    Underwriting Agreement dated June 8, 2016, between South Carolina Electric & Gas Company (the “Company”) and BB&T Capital Markets, a division of BB&T Securities, LLC, J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., TD Securities (USA) LLC, UBS Securities LLC and Wells Fargo Securities, LLC, individually and acting as Representatives for the Underwriters named therein, relating to the issuance and sale of the Company’s $425,000,000

BB&T Capital Markets,
a division of BB&T Securities, LLC
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA), Inc.
TD Securities (USA) LLC
UBS Securities LLC
Wells Fargo Securities, LLC
June [__], 2016

aggregate principal amount of First Mortgage Bonds, 4.10% Series due June 15, 2046 and $75,000,000 aggregate principal amount of First Mortgage Bonds, 4.50% Series due June 1, 2064

Ladies and Gentlemen:

In connection with the issuance and sale by South Carolina Electric & Gas Company, a South Carolina corporation (the “Company”), to the Underwriters named in the above-captioned Underwriting Agreement (the “Agreement”) of $425,000,000 aggregate principal amount of its First Mortgage Bonds, 4.10% Series due June 15, 2046 (the “2046 Bonds”) and $75,000,000 aggregate principal amount of its First Mortgage Bonds, 4.50% Series due June 1, 2064 (the “2064 Bonds” and, collectively with the 2046 Bonds, the “Bonds”), I wish to advise you that, as General Counsel for the Company and for SCANA Corporation, which owns all of the issued and outstanding common stock of the Company, I am familiar with the affairs of the Company, including the nature and character of the properties owned and business conducted by the Company and with all corporate, legal and regulatory proceedings relating to the matters covered by this opinion, and that I have reviewed such corporate records, public records, certificates of public officials, opinions of local counsel and other certificates and documents and have examined such questions of law as I have considered necessary or appropriate for the purposes of this opinion.

This opinion letter is being delivered to you pursuant to Section 5(g) of the Agreement.

The Bonds have been issued by the Company pursuant to the Indenture dated as of April 1, 1993 (the “Indenture”) of the Company to The Bank of New York Mellon Trust Company, N.A., successor to NationsBank of Georgia, National Association, as Trustee (the “Trustee”), as supplemented by three indentures supplemental thereto dated as of June 1, 1993, June 15, 1993 and September 1, 2013 (the “Supplemental Indentures,” which, together with the Indenture will be referred to herein as the “Indenture as Supplemented”), on the basis of property additions certified to the Trustee and made by the Company the basis for each such issuance. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.

Based upon the foregoing, I advise you that in my opinion:

1.    The Company is validly existing as a corporation under the laws of the State of South Carolina and has the corporate power to own and operate the properties now owned and proposed to be owned by it and to conduct its business as now conducted and proposed to be conducted, in each case as described in the Disclosure Package and the Prospectus, and the Company is duly licensed or qualified in each jurisdiction which requires such licensing or qualification wherein it owns properties or conducts business (other than those jurisdictions as to

BB&T Capital Markets,
a division of BB&T Securities, LLC
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA), Inc.
TD Securities (USA) LLC
UBS Securities LLC
Wells Fargo Securities, LLC
June [__], 2016

which the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company).

2.    The Indenture as Supplemented has been duly authorized, executed and delivered by the Company and constitutes a valid and binding instrument enforceable against the Company in accordance with its terms, and the Indenture as Supplemented has been qualified under the Trust Indenture Act.

3.    The Bonds have been duly authorized by the necessary corporate action, have been duly executed, authenticated, issued and delivered and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, are entitled to the security and benefits of the Indenture as Supplemented and are secured equally and ratably with all other bonds issued under the Indenture as Supplemented.

4.    The Agreement has been duly authorized, executed and delivered by the Company.

5.    The Incorporated Documents incorporated by reference in the Disclosure Package and the Prospectus (other than the financial statements and schedules, financial data derived therefrom or other financial information contained therein, as to which I express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act.

6.    The Company has filed with the Commission a prospectus supplement relating to the Bonds pursuant to and within the time period prescribed by the applicable provisions of Rule 424 under the Act. The Company has filed with the Commission the Final Term Sheet, and any other material used by or provided to the Company that is required to be filed by the Company pursuant to Rule 433(d) under the Act, within the applicable time periods prescribed for such filings under Rule 433. The Registration Statement is an automatic shelf registration statement that has become effective under the Act within the last three years. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment of the Registration Statement is in effect and no proceedings for that purpose have been instituted or, to my knowledge, are pending or contemplated under the Act. The Registration Statement, as of the Execution Date, the Registration Statement as amended or supplemented by any amendment or further supplement thereto made thereafter by the Company prior to the date hereof, and the Prospectus, as of its date and the date hereof, appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the Trust Indenture Act (except that I express no opinion as to financial statements and schedules, financial data derived therefrom or other financial information contained or incorporated by reference in the Registration Statement, the Prospectus or any amendments or supplements thereto or as to the Trustee’s Statement of

BB&T Capital Markets,
a division of BB&T Securities, LLC
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA), Inc.
TD Securities (USA) LLC
UBS Securities LLC
Wells Fargo Securities, LLC
June [_], 2016

Eligibility on Form T-1 and, with respect to the Book-Entry Information, my opinion is based solely on information made available by The Depository Trust Company for the purpose of inclusion in the Prospectus).

7.    The Company has fee title to all the real property (except (i) rights-of-way, water rights and flowage rights, (ii) that electric transmission and electric and gas distribution lines are constructed principally on rights-of-way which are maintained under or held by easements, servitudes and other rights or interests in or relating to real property or the occupancy or use thereof and (iii) that the fee ownership of the lands upon which the Company's Stevens Creek dam is situated may extend only to the abutment sites on each side of the Savannah River) and has good and valid title to all of the personal property described or referred to in the Indenture as Supplemented as owned by it (except property heretofore released from or conveyed subject to the liens thereof or retired in accordance with the provisions thereof), subject to no liens or encumbrances other than (a) Permitted Liens (as defined in the Indenture as Supplemented) and to liens, if any, existing or placed thereon at the time of acquisition thereof by the Company and permitted by the Indenture as Supplemented, (b) the lien of the Indenture as Supplemented and (c) the fact that titles to certain properties are subject to reservations and encumbrances such as are customarily encountered in the public utility business and which do not materially interfere with their use, and the descriptions of and references to such real and personal property contained in the Indenture as Supplemented are adequate for the purposes thereof. No notice has been given to the Company by any governmental authority of any proceeding to condemn, purchase or otherwise acquire any of the properties of the Company and, so far as I know, no such proceeding is contemplated, other than, in each case, as to properties, the loss of which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company.

8.    The Indenture as Supplemented has been duly filed for recording and recorded, and constitutes a legally valid, binding and enforceable first mortgage lien upon the respective properties presently subject thereto subject only to (a) Permitted Liens, (b) liens, if any, existing or placed thereon at the time of acquisition thereof by the Company and permitted by the Indenture as Supplemented and (c) minor defects and irregularities customarily found in properties of like size and character which do not materially impair the use of the property affected thereby in the operations of the business of the Company; and assuming compliance with the requirements of the Indenture as Supplemented and law, the Indenture as Supplemented will constitute a legally valid, binding and enforceable first mortgage lien upon all property that is intended by the Indenture as Supplemented to be subject to the lien of the Indenture as Supplemented that is hereafter acquired by the Company, subject only to (x) Permitted Liens, (y) liens, if any, existing or placed thereon at the time of acquisition thereof by the Company and permitted by the Indenture as Supplemented, including the lien of any Class A Mortgage existing at the time of acquisition thereof, and (z) minor defects and irregularities customarily found in properties of like size and character which do not

BB&T Capital Markets,
a division of BB&T Securities, LLC
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA), Inc.
TD Securities (USA) LLC
UBS Securities LLC
Wells Fargo Securities, LLC
June [_], 2016

materially impair the use of the property affected thereby in the operations of the business of the Company.

9.    Except as set forth in “Security” under “Description of the First Mortgage Bonds” in the preliminary prospectus, dated June 8, 2016, and the Prospectus, substantially all fixed electric utility properties used or useful in the Company's electric utility business (other than those of the character not subject to the lien of the Indenture as Supplemented as aforesaid and properties heretofore released from or conveyed subject to the lien thereof or retired in accordance with the provisions thereof) acquired by the Company after the date of the Indenture have become subject to the lien thereof, subject, however, to Permitted Liens and to liens, if any, existing or placed thereon at the time of the acquisition thereof by the Company and permitted by the Indenture as Supplemented. No re-recording or re-filing of the Indenture as Supplemented is required, and no further supplemental indentures or other instruments are required to be executed, filed or recorded, or notices given, (i) in order to extend the lien thereof to after-acquired property located in the counties in which the Indenture as Supplemented is presently recorded, or (ii) to maintain such lien with respect to future advances up to the maximum principal amount stated therein as being secured thereby.

10.    The descriptions in the Registration Statement, the Disclosure Package and the Prospectus of statutes, regulations, legal proceedings, contracts and other documents are, to my knowledge, accurate and fairly present the information required to be shown therein, and to my knowledge, there are not any legal proceedings required to be described in the Registration Statement, the Disclosure Package or the Prospectus which are not described as required, nor of any statutes, regulations, contracts or documents required to be described in the Registration Statement, the Disclosure Package or the Prospectus or required to be incorporated by reference into the Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or incorporated by reference or filed as required.

11.    An order has been or orders have been entered by the Public Service Commission of South Carolina permitting the issuance and sale of the Bonds as contemplated by the Agreement and no further authorization or consent of any public body or board is required for the issuance and sale by the Company of the Bonds as contemplated thereby, except as may be required under the securities or blue sky laws of any state or jurisdiction.

12.    The consummation of the transactions contemplated in the Agreement and the performance of the terms of the Indenture as Supplemented do not (i) violate any applicable law or regulation, (ii) to my knowledge, result in a breach or default under any indenture, mortgage, deed of trust, note or other agreement to which the Company is a party, (iii) conflict with the Restated Articles of Incorporation, as amended, or bylaws of the Company, or (iv) violate any order,

BB&T Capital Markets,
a division of BB&T Securities, LLC
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA), Inc.
TD Securities (USA) LLC
UBS Securities LLC
Wells Fargo Securities, LLC
June [_], 2016

judgment or decree received by and naming the Company as a party of any court or of any federal or state regulatory body or administrative agency or other governmental body having jurisdiction over the Company or its property.

*    *    *    *

Based upon my participation in conferences with officers and other representatives of the Company and its accountants and participation in certain prior financings of the Company, I confirm to the Underwriters that no facts have come to my attention that would cause me to believe that (i) any of the Incorporated Documents incorporated by reference in the Disclosure Package and Prospectus when they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; (ii) either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective and as of the Execution Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; (iii) the Prospectus, as of its date or the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iv) the Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that (1) I express no belief as to financial statements and schedules, financial data derived therefrom or other financial information contained or incorporated by reference in the Registration Statement, the Incorporated Documents, the Prospectus, the Disclosure Package or any amendments or supplements thereto or as to the Trustee’s Statement of Eligibility on Form T-1 filed as an exhibit to the Registration Statement, (2) with respect to the Book-Entry Information, my belief is based solely on information made available by The Depository Trust Company for the purpose of inclusion in the Prospectus and (3) any statement contained in an Incorporated Document will be deemed not to be contained in the Registration Statement, any preliminary prospectus or Prospectus if the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement, preliminary prospectus or Prospectus prior to the date of the Agreement).

*    *    *    *

It is to be noted that the enforceability of the Indenture as Supplemented and the Bonds, and the enforceability of the lien of the Indenture as Supplemented, are subject to applicable

BB&T Capital Markets,
a division of BB&T Securities, LLC
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA), Inc.
TD Securities (USA) LLC
UBS Securities LLC
Wells Fargo Securities, LLC
June [_], 2016

bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws affecting the rights of creditors generally and general principles of equity, including, without limitation, concepts of materiality, reasonableness, fair dealing and good faith, and the availability of equitable remedies such as specific performance and injunctive relief, regardless of whether such matters are considered in a proceeding at law or in equity.

In addition, certain provisions of the Indenture as Supplemented may not be enforceable in whole or in part; however, subject to the qualifications in the foregoing paragraph, the inclusion of such provisions does not render the Indenture as Supplemented invalid as a whole, and legally adequate rights and remedies nevertheless exist under the Indenture as Supplemented and applicable law for pursuit of a claim under the Bonds and for the practical realization of the principal legal benefits and security provided by the Indenture as Supplemented.

Also, in rendering this opinion letter, I have relied upon certificates of state officials as to the Company’s existence, and upon the representations and warranties of the Company in the Agreement and on certificates of officers of the Company and the Trustee as to matters of fact relevant to this opinion letter. I have assumed that the signatures on all documents examined by me are genuine. In rendering the opinion herein as to the authentication of the Bonds, I have relied upon my examination of a facsimile of an executed certificate of authentication with respect thereto and certifications of the Trustee with respect to the due authentication thereof without further investigation.

As used herein, the phrase “to my knowledge” or words of similar import shall mean actual knowledge of facts known by me to relate to the matters set forth herein after due inquiry of the employees that report directly to me.

This opinion letter is solely for your benefit; provided, however, that I authorize Troutman Sanders LLP to rely upon this opinion letter, as though it had been addressed to it, as to all matters governed by South Carolina law that Troutman Sanders LLP speaks to in its opinion letter of even date herewith, and I authorize McNair Law Firm, P.A. to rely upon this opinion letter, as though it had been addressed to it, as to all matters of title, property descriptions, recording fees and taxes and the filing, recordation and liens of the Indenture as Supplemented and with respect to proceedings related to stop orders described in paragraph 6 above.

This opinion letter is given as of the date hereof, and I assume no obligation to revise or supplement this opinion letter to reflect any facts or circumstances that may hereafter come to my attention or any changes in law that may hereafter occur.

BB&T Capital Markets,
a division of BB&T Securities, LLC
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA), Inc.
TD Securities (USA) LLC
UBS Securities LLC
Wells Fargo Securities, LLC
June [_], 2016

The opinions rendered herein are limited to matters of South Carolina law and applicable federal law. In rendering this opinion letter, I am not passing on matters of New York or Georgia law or the enforceability of the Agreement.

Sincerely,

Ronald T. Lindsay